UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07512

Dreyfus Premier Worldwide Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	4/30/2016

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Worldwide Growth Fund

SEMIANNUAL REPORT April 30, 2016

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Worldwide Growth Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Worldwide Growth Fund, covering the six-month period from November 1, 2015 through April 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A choppy U.S. economic recovery remained intact over the reporting period. Steady job growth, declining unemployment claims, improved consumer confidence, and higher housing prices supported an economic expansion that so far has lasted nearly seven years. These factors, along with low inflation, prompted the Federal Reserve Board in December 2015 to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to stagnate despite historically aggressive monetary policies, including negative short-term interest rates in Europe and Japan. Global growth has been hampered by weak demand, volatile commodity prices, the lingering effects of various financial crises, unfavorable demographic trends, and low productivity growth. These developments proved especially challenging for financial markets in early 2016, but stocks and riskier sectors of the bond market later rallied strongly to post positive total returns, on average, for the reporting period overall.

While we are encouraged by the recent resilience of the financial markets, we expect volatility to persist over the foreseeable future until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 16, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2015, through April 30, 2016, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2016, Dreyfus Worldwide Growth Fund’s Class A shares produced a total return of -0.67%, Class C shares returned -1.05%, Class I shares returned -0.54%, and Class Y shares returned -0.49%.1 For the same period, the fund’s benchmark, the Morgan Stanley Capital International World Index (“MSCI World Index”), produced a -1.05% total return.2

Global equities posted modestly negative returns over the reporting period, masking heightened volatility amid shifting investor sentiment. The fund’s Class A, Class Y, and Class I shares outperformed the benchmark, mainly due to favorable results from our country allocation and security selection strategies.

The Fund’s Investment Approach

The fund invests primarily in large, well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap, blue-chip stocks at a price we consider to be justified by a company’s fundamentals. The result is a portfolio of stocks of prominent companies selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence, and above-average earnings growth potential. The fund pursues a “buy-and-hold” investment strategy in which we typically buy and sell relatively few stocks during the course of the year, which may help to reduce investors’ tax liabilities and the fund’s trading costs.3

Springtime Rally Offset Earlier Market Declines

Mild declines in global equity markets over the final two months of 2015 gave way to a sharper sell-off in early 2016 when oil prices collapsed and global growth estimates were revised downward. Various headwinds that had weighed on the markets began to abate by the end of the first quarter, and global equities rallied strongly when commodity prices rebounded and economic conditions in China appeared to stabilize. Still, global economic growth overall remained slow and asynchronous throughout the reporting period.

The MSCI World Index’s rebound in March and April was not enough to fully offset previous losses, and the benchmark ended the reporting period in negative territory. Index constituents domiciled in the United States, United Kingdom, and China lagged broader market returns for the reporting period overall, but their performance improved during the first four months of 2016. The utilities and materials sectors proved to be the benchmark’s strongest segments over the reporting period. The financials and information technology sectors were the weakest industry groups, and the health care and consumer discretionary sectors also posted negative returns.

Country Allocations Buoyed Relative Results

Our country allocation strategy generally bolstered the fund’s relative performance, enabling it to lose less value than the MSCI World Index over the reporting period. Mildly underweighted exposure to the United States boosted relative results, largely offsetting the negative effects of an overweighted position in France. The fund further benefited from favorable security selections in the United States and United Kingdom.

DISCUSSION OF FUND PERFORMANCE (continued)

Our sector allocation and stock selection strategies also generally added value over the reporting period. An overweighted presence in the consumer staples sector was a key contributor to relative results, with particularly strong contributions from tobacco stocks. Limited representation in the financials sector further supported relative performance. Constructive security selections in the energy sector included Chevron and Statoil, both of which generated double-digit returns. The most positive individual contributors to the fund’s returns for the reporting period were Philip Morris International, Chevron, Exxon Mobil, Facebook, and Coca-Cola.

Factors that detracted from relative results included an underweighted allocation to the materials sector. Weakness in key holdings in the poorly performing information technology sector likewise undermined relative results. An underweighted allocation to the industrials sector weighed on performance, but the impact was cushioned by favorable stock selections within the sector. Apple, Christian Dior, Air Liquide, Roche Holding, and Abbott Laboratories were the greatest individual detractors from relative results over the reporting period.

A Longstanding Focus on Global Leaders

We expect global equity markets to remain volatile over the remainder of 2016 as concerns about the efficacy of central bank policies, geopolitical tensions, and the economic rebalancing in China persist. Nevertheless, improved conditions in commodity-producing nations and generally accommodative monetary policies suggest that the global economy can continue its labored advance, potentially providing support for higher stock prices.

The fund has long pursued a strategy governed by a multi-year perspective and an emphasis on structurally attractive industries with less cyclical attributes. The global industry leaders in which the fund invests have the competitive advantages, financial resources, and management acumen to meet the challenges of a slow-growth environment. Furthermore, a weakening U.S. dollar is expected to boost overseas demand and reduce currency translation headwinds, prompting investors to assign greater value to worldwide franchises and recognize the potential of globally sourced earnings streams.

May 16, 2016

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: Lipper Inc. – Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International World Index is designed to measure global equity performance of developed markets. The index includes 24 MSCI national developed market indices.

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), the fund can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Worldwide Growth Fund from November 1, 2015 to April 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 5.90	$ 9.55	$ 4.56	$ 4.22
Ending value (after expenses)	$ 993.30	$ 989.50	$ 994.60	$ 995.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 5.97	$ 9.67	$ 4.62	$ 4.27
Ending value (after expenses)	$ 1,018.95	$ 1,015.27	$ 1,020.29	$ 1,020.64

† Expenses are equal to the fund’s annualized expense ratio of 1.19% for Class A, 1.93% for Class C, .92% for Class I and .85% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2016 (Unaudited)

Common Stocks - 99.0%	Shares		Value ($)
Banks - 1.1%
JPMorgan Chase & Co.	105,000		6,636,000
Consumer Durables & Apparel - 8.0%
Christian Dior	230,000		40,320,168
Hermes International	13,801		4,907,526
LVMH Moet Hennessy Louis Vuitton	15,775		2,615,961
			47,843,655
Consumer Services - 2.0%
McDonald's	92,850		11,744,596
Diversified Financials - 3.6%
BlackRock	32,500		11,580,725
Eurazeo	95,006		6,693,019
State Street	50,000		3,115,000
			21,388,744
Energy - 10.1%
Chevron	196,200		20,047,716
ConocoPhillips	25,000		1,194,750
Exxon Mobil	304,408		26,909,667
Imperial Oil	159,900		5,273,502
Statoil, ADR	65,118	[a]	1,145,426
Total, ADR	117,400	[a]	5,958,050
			60,529,111
Food & Staples Retailing - 6.8%
Nestle, ADR	374,600		27,933,922
Walgreens Boots Alliance	162,900		12,914,712
			40,848,634
Food, Beverage & Tobacco - 22.3%
Altria Group	262,400		16,455,104
Anheuser-Busch InBev	51,000		6,326,840
British American Tobacco, ADR	80,000		9,772,000
Coca-Cola	494,600		22,158,080
Danone, ADR	652,300	[a]	9,223,522
Diageo, ADR	111,500		12,078,795
PepsiCo	106,075		10,921,482
Philip Morris International	480,450		47,141,754
			134,077,577
Health Care Equipment & Services - 1.2%
Abbott Laboratories	190,200		7,398,780

Common Stocks - 99.0% (continued)	Shares		Value ($)
Household & Personal Products - 6.3%
L'Oreal, ADR	835,600		30,407,484
Procter & Gamble	88,300		7,074,596
			37,482,080
Insurance - 2.0%
Chubb	85,000		10,018,100
Zurich Insurance Group	10,100	[b]	2,262,922
			12,281,022
Materials - 1.9%
Air Liquide, ADR	500,593		11,373,473
Media - 4.2%
Comcast, Cl. A	143,900		8,743,364
Twenty-First Century Fox, Cl. A	341,300		10,327,738
Walt Disney	60,000		6,195,600
			25,266,702
Pharmaceuticals, Biotechnology & Life Sciences - 12.5%
AbbVie	190,200		11,602,200
Celgene	5,000	[b]	517,050
Gilead Sciences	53,000		4,675,130
Johnson & Johnson	55,675		6,240,054
Novartis, ADR	65,600		4,983,632
Novo Nordisk, ADR	274,900		15,336,671
Roche Holding, ADR	1,007,400		31,803,618
			75,158,355
Semiconductors & Semiconductor Equipment - 3.1%
ASML Holding	74,000		7,148,400
Texas Instruments	199,900		11,402,296
			18,550,696
Software & Services - 6.5%
Alphabet, Cl. C	8,400	[b]	5,821,284
Facebook, Cl. A	135,000	[b]	15,873,300
Microsoft	130,000		6,483,100
Oracle	99,900		3,982,014
Visa, Cl. A	91,800		7,090,632
			39,250,330
Technology Hardware & Equipment - 4.8%
Apple	305,960		28,680,690
Transportation - 2.6%
Canadian Pacific Railway	80,000		11,540,000

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 99.0% (continued)	Shares		Value ($)
Transportation - 2.6% (continued)
Union Pacific	45,000		3,925,350
			15,465,350
Total Common Stocks (cost $255,334,981)			593,975,795
Other Investment - .6%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $3,702,873)	3,702,873	[c]	3,702,873
Investment of Cash Collateral for Securities Loaned - 1.2%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $7,188,700)	7,188,700	[c]	7,188,700
Total Investments (cost $266,226,554)	100.8%		604,867,368
Liabilities, Less Cash and Receivables	(.8%)		(4,887,914)
Net Assets	100.0%		599,979,454

ADR—American Depository Receipt

aSecurity, or portion thereof, on loan. At April 30, 2016, the value of the fund’s securities on loan was $7,043,924 and the value of the collateral held by the fund was $7,188,700.
bNon-income producing security.
cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Food, Beverage & Tobacco	22.3
Pharmaceuticals, Biotechnology & Life Sciences	12.5
Energy	10.1
Consumer Durables & Apparel	8.0
Food & Staples Retailing	6.8
Software & Services	6.5
Household & Personal Products	6.3
Technology Hardware & Equipment	4.8
Media	4.2
Diversified Financials	3.6
Semiconductors & Semiconductor Equipment	3.1
Transportation	2.6
Consumer Services	2.0
Insurance	2.0
Materials	1.9
Money Market Investments	1.8
Health Care Equipment & Services	1.2
Banks	1.1
100.8

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,043,924)—Note 1(c):
Unaffiliated issuers	255,334,981	593,975,795
Affiliated issuers	10,891,573	10,891,573
Cash		857,388
Dividends and securities lending income receivable		2,227,237
Receivable for shares of Common Stock subscribed		360,741
Prepaid expenses		76,251
		608,388,985
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		596,558
Liability for securities on loan—Note 1(c)		7,188,700
Payable for shares of Common Stock redeemed		470,881
Interest payable—Note 2		211
Accrued expenses		153,181
		8,409,531
Net Assets ($)		599,979,454
Composition of Net Assets ($):
Paid-in capital		235,409,803
Accumulated undistributed investment income—net		2,066,428
Accumulated net realized gain (loss) on investments		23,859,761
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		338,643,462
Net Assets ($)		599,979,454

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	402,227,884	58,800,865	131,286,953	7,663,752
Shares Outstanding	8,043,172	1,308,125	2,602,320	151,806
Net Asset Value Per Share ($)	50.01	44.95	50.45	50.48

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $641,503 foreign taxes withheld at source):
Unaffiliated issuers	9,017,128
Affiliated issuers	2,867
Income from securities lending—Note 1(c)	25,523
Total Income	9,045,518
Expenses:
Management fee—Note 3(a)	2,228,301
Shareholder servicing costs—Note 3(c)	918,859
Distribution fees—Note 3(b)	220,123
Professional fees	56,515
Custodian fees—Note 3(c)	56,368
Registration fees	34,472
Prospectus and shareholders’ reports	33,960
Directors’ fees and expenses—Note 3(d)	14,819
Loan commitment fees—Note 2	3,259
Interest expense—Note 2	995
Miscellaneous	15,550
Total Expenses	3,583,221
Less—reduction in fees due to earnings credits—Note 3(c)	(2,211)
Net Expenses	3,581,010
Investment Income—Net	5,464,508
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	23,851,509
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(34,876,179)
Net Realized and Unrealized Gain (Loss) on Investments	(11,024,670)
Net (Decrease) in Net Assets Resulting from Operations	(5,560,162)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
Operations ($):
Investment income—net	5,464,508	10,531,356
Net realized gain (loss) on investments	23,851,509	39,109,311
Net unrealized appreciation (depreciation) on investments	(34,876,179)	(40,190,458)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,560,162)	9,450,209
Dividends to Shareholders from ($):
Investment income—net:
Class A	(1,910,876)	(7,527,028)
Class C	(84,882)	(752,511)
Class I	(770,851)	(2,645,976)
Class Y	(31,768)	(48,884)
Net realized gain on investments:
Class A	(26,585,904)	(10,016,046)
Class C	(4,283,419)	(1,656,727)
Class I	(7,872,340)	(2,966,472)
Class Y	(350,098)	(2,975)
Total Dividends	(41,890,138)	(25,616,619)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	11,500,703	29,958,480
Class C	2,455,628	4,788,892
Class I	19,684,878	37,529,422
Class Y	4,092,043	5,664,400
Dividends reinvested:
Class A	25,421,639	15,635,009
Class C	3,190,985	1,786,639
Class I	7,957,677	5,218,560
Class Y	380,667	50,781
Cost of shares redeemed:
Class A	(38,720,227)	(76,438,931)
Class C	(5,508,863)	(12,480,135)
Class I	(28,740,897)	(34,612,174)
Class Y	(1,070,947)	(1,204,502)
Increase (Decrease) in Net Assets from Capital Stock Transactions	643,286	(24,103,559)
Total Increase (Decrease) in Net Assets	(46,807,014)	(40,269,969)
Net Assets ($):
Beginning of Period	646,786,468	687,056,437
End of Period	599,979,454	646,786,468
Undistributed (distributions in excess of) investment income—net	2,066,428	(599,703)

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
Capital Share Transactions (Shares):
Class A
Shares sold	232,529	558,637
Shares issued for dividends reinvested	517,606	294,695
Shares redeemed	(785,859)	(1,423,485)
Net Increase (Decrease) in Shares Outstanding	(35,724)	(570,153)
Class C
Shares sold	54,935	97,511
Shares issued for dividends reinvested	72,290	37,206
Shares redeemed	(123,896)	(254,307)
Net Increase (Decrease) in Shares Outstanding	3,329	(119,590)
Class I
Shares sold	404,136	690,475
Shares issued for dividends reinvested	160,552	97,481
Shares redeemed	(566,138)	(633,879)
Net Increase (Decrease) in Shares Outstanding	(1,450)	154,077
Class Y
Shares sold	81,268	102,755
Shares issued for dividends reinvested	7,685	918
Shares redeemed	(21,183)	(22,161)
Net Increase (Decrease) in Shares Outstanding	67,770	81,512

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2016		Year Ended October 31,
Class A Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	54.03	55.33	51.69	45.09	42.06	40.31
Investment Operations:
Investment income—net[a]	.45	.86	.78	.73	.66	.70
Net realized and unrealized gain (loss) on investments	(.88)	(.09)	3.68	6.77	4.32	2.71
Total from Investment Operations	(.43)	.77	4.46	7.50	4.98	3.41
Distributions:
Dividends from investment income—net	(.24)	(.89)	(.82)	(.70)	(.86)	(.79)
Dividends from net realized gain on investments	(3.35)	(1.18)	–	(.20)	(1.09)	(.87)
Total Distributions	(3.59)	(2.07)	(.82)	(.90)	(1.95)	(1.66)
Net asset value, end of period	50.01	54.03	55.33	51.69	45.09	42.06
Total Return (%)[b]	(.67)[c]	1.49	8.69	16.81	12.42	8.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19[d]	1.17	1.17	1.18	1.22	1.24
Ratio of net expenses to average net assets	1.19[d]	1.17	1.17	1.18	1.22	1.24
Ratio of net investment income to average net assets	1.84[d]	1.59	1.45	1.52	1.52	1.70
Portfolio Turnover Rate	4.31[c]	5.38	2.01	2.97	2.41	7.85
Net Assets, end of period ($ x 1,000)	402,228	436,507	478,579	490,921	427,373	417,814

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized

See notes to financial statements.

	Six Months Ended
	April 30, 2016	Year Ended October 31,
Class C Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	48.93	50.33	47.09	41.18	38.47	37.01
Investment Operations:
Investment income—net[a]	.25	.42	.35	.34	.29	.37
Net realized and unrealized gain (loss) on investments	(.81)	(.10)	3.36	6.16	3.97	2.49
Total from Investment Operations	(.56)	.32	3.71	6.50	4.26	2.86
Distributions:
Dividends from investment income—net[a]	(.07)	(.54)	(.47)	(.39)	(.46)	(.53)
Dividends from net realized gain on investments	(3.35)	(1.18)	–	(.20)	(1.09)	(.87)
Total Distributions	(3.42)	(1.72)	(.47)	(.59)	(1.55)	(1.40)
Net asset value, end of period	44.95	48.93	50.33	47.09	41.18	38.47
Total Return (%)[b]	(1.05)[c]	.73	7.91	15.92	11.57	7.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.93[d]	1.91	1.91	1.93	1.97	1.97
Ratio of net expenses to average net assets	1.93[d]	1.91	1.91	1.93	1.97	1.97
Ratio of net investment income to average net assets	1.11[d]	.86	.71	.77	.74	.97
Portfolio Turnover Rate	4.31[c]	5.38	2.01	2.97	2.41	7.85
Net Assets, end of period ($ x 1,000)	58,801	63,848	71,683	70,468	63,136	51,866

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2016		Year Ended October 31,
Class I Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	54.48	55.78	52.10	45.44	42.47	40.71
Investment Operations:
Investment income—net[a]	.53	1.01	.92	.86	.71	.65
Net realized and unrealized gain (loss) on investments	(.90)	(.09)	3.71	6.81	4.41	2.89
Total from Investment Operations	(.37)	.92	4.63	7.67	5.12	3.54
Distributions:
Dividends from investment income—net	(.31)	(1.04)	(.95)	(.81)	(1.06)	(.91)
Dividends from net realized gain on investments	(3.35)	(1.18)	–	(.20)	(1.09)	(.87)
Total Distributions	(3.66)	(2.22)	(.95)	(1.01)	(2.15)	(1.78)
Net asset value, end of period	50.45	54.48	55.78	52.10	45.44	42.47
Total Return (%)	(.54)[b]	1.76	8.98	17.10	12.70	9.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92[c]	.90	.91	.92	.97	1.02
Ratio of net expenses to average net assets	.92[c]	.90	.91	.92	.97	1.02
Ratio of net investment income to average net assets	2.14[c]	1.85	1.69	1.77	1.57	1.70
Portfolio Turnover Rate	4.31[b]	5.38	2.01	2.97	2.41	7.85
Net Assets, end of period ($ x 1,000)	131,287	141,850	136,654	110,847	91,478	22,214

a Based on average shares outstanding.
b Not annualized.
c Annualized

See notes to financial statements.

	Six Months Ended
	April 30, 2016	Year Ended October 31,
Class Y Shares	(Unaudited)	2015	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	54.52	55.81	52.11	48.38
Investment Operations:
Investment income—net[b]	.55	.97	.92	.18
Net realized and unrealized gain (loss) on investments	(.91)	(.01)	3.77	3.88
Total from Investment Operations	(.36)	.96	4.69	4.06
Distributions:
Dividends from investment income—net	(.33)	(1.07)	(.99)	(.33)
Dividends from net realized gain on investments	(3.35)	(1.18)	–	–
Total Distributions	(3.68)	(2.25)	(.99)	(.33)
Net asset value, end of period	50.48	54.52	55.81	52.11
Total Return (%)	(.49)[c]	1.84	9.10	8.41	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85[d]	.84	.85	.79	[d]
Ratio of net expenses to average net assets	.85[d]	.84	.85	.79	[d]
Ratio of net investment income to average net assets	2.27[d]	1.74	1.51	1.10	[d]
Portfolio Turnover Rate	4.31[c]	5.38	2.01	2.97
Net Assets, end of period ($ x 1,000)	7,664	4,581	141	1

a From the close of business on July 1, 2013 (commencement of initial offering) to October 31, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Worldwide Growth Fund (the “fund”) is the sole series of Dreyfus Premier Worldwide Growth Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital appreciation consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	346,870,864	—	—	346,870,864
Equity Securities - Foreign Common Stocks†	183,978,495	63,126,436††	—	247,104,931
Mutual Funds	10,891,573	—	—	10,891,573

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.

At October 31, 2015, no exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2016, The Bank of New York Mellon earned $6,520 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 4/30/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	2,157,823	46,397,275	44,852,225	3,702,873.6
Dreyfus Institutional Cash Advantage Fund	19,547,726	113,725,856	126,084,882	7,188,700	1.2
Total	21,705,549	160,123,131	170,937,107	10,891,573	1.8

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2015 was as follows: ordinary income $10,974,399 and long-term capital gains $14,642,220. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2016 was approximately $152,700 with a related weighted average annualized interest rate of 1.31%.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a fee at an annual rate of .2175% of the value of the fund’s average daily net assets which is payable monthly.

During the period ended April 30, 2016, the Distributor retained $6,893 from commissions earned on sales of the fund’s Class A shares and $6,907 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2016, Class C shares were charged $220,123 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2016, Class A and Class C shares were charged $502,668 and $73,375, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2016, the fund was charged $90,727 for transfer agency services and $5,384 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $2,211.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2016, the fund was charged $56,368 pursuant to the custody agreement.

During the period ended April 30, 2016, the fund was charged $4,997 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $371,198, Distribution Plan fees $36,481, Shareholder Services Plan fees $95,097, custodian fees $57,113, Chief Compliance Officer fees $3,208 and transfer agency fees $33,461.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2016, amounted to $25,855,382 and $64,454,503, respectively.

At April 30, 2016, accumulated net unrealized appreciation on investments was $338,640,814, consisting of $343,629,527 gross unrealized appreciation and $4,988,713 gross unrealized depreciation.

At April 30, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

For More Information

Dreyfus Worldwide Growth Fund

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
909 Fannin Street
Houston, TX 77010

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: PGROX Class C: PGRCX Class I: DPWRX Class Y: DPRIX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0070SA0416

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Worldwide Growth Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

             Bradley J. Skapyak

            President

Date:    June 22, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    June 22, 2016

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)